SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)         NOVEMBER 1, 2000
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          AMERIHOST PROPERTIES, INC. D/B/A ARLINGTON HOSPITALITY, INC.
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               (Exact name of registrant as specified in charter)


           DELAWARE                     0-15291               36-3312434
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 (State of other jurisdiction         (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


2355 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 400, ARLINGTON HEIGHTS, ILLINOIS 60005
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (847) 228-5400
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.
                  -----------

                      99.1  Press Release dated October 31, 2000
                      99.2  Outline for Conference Call held on November 1, 2000
                      99.3  Letter to Shareholders

ITEM 9.           REGULATION FD DISCLOSURE

         On October 31, 2000 the Registrant released its earnings results for the three months ended September 30, 2000 and issued the press release attached hereto as Exhibit 99.1. The outline relating to a conference call held by the Registrant on November 1, 2000 is attached hereto as Exhibit 99.2. The Registrant also intends to issue a letter to its shareholders on November 3, 2000, the full text of which is attached hereto as Exhibit 99.3.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     AMERIHOST PROPERTIES, INC.
                                                           (Registrant)


Date: November 1, 2000                      By:  /s/ James B. Dale
                                               ---------------------------------
                                                     James B. Dale
                                                     Senior Vice President and
                                                     Chief Financial Officer



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